Exhibit 99.1

WAIVER

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

WAIVER (this “Waiver”), dated as of October 13, 2009, by and among LIFETIME BRANDS, INC., (the “Borrower”), the several financial institutions party hereto and HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent and Co-Collateral Agent for the Lenders.

RECITALS

A.        The Borrower, the Lenders, Citibank, N.A. and Wachovia Bank, National Association, as Co-Documentation Agents, JPMorgan Chase Bank, N.A., as Syndication Agent and Co-Collateral Agent, and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement, dated as of October 31, 2006 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

B.        The Borrower has advised the Lenders that may not, as at September 30, 2009, be in compliance with the provisions of Sections 7.22 of the Credit Agreement.

C.        The Borrower has requested that the Administrative Agent and the Required Lenders waive compliance by the Borrower with the requirements of Section 7.22 of the Credit Agreement for the fiscal quarter ended September 30, 2009.

D.        The Administrative Agent has advised the Borrower that the Required Lenders are willing to agree to its request on the terms and subject to the conditions set forth in this Waiver.

Accordingly, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.         Waiver. The Administrative Agent and the Required Lenders hereby waive compliance by the Borrower with Section 7.22 of the Credit Agreement for the fiscal quarter ended September 30, 2009; provided that (a) net sales of the Borrower (as determined in accordance with GAAP consistently applied) was not less than $107,000,000 for the fiscal quarter ended September 30, 2009 and (b) such waiver (i) is limited to the matters expressly stated in this Section 1 and (ii) shall not be deemed to be a waiver of any future non-compliance with Section 7.22 of the Credit Agreement or a waiver of any violations of any other provisions of the Credit Agreement.

2.         Conditions to Effectiveness. This Waiver shall be effective upon the satisfaction of each of the following conditions:

(a)       The Administrative Agent shall have received an executed counterpart of this Waiver signed by the Borrower, the Required Lenders and the Administrative Agent.

(b)       The Administrative Agent shall have received an executed counterpart of the acknowledgement and consent annexed hereto duly executed by each of the Guarantors.

(c)       The representations and warranties contained in the Credit Agreement shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and, after giving effect to the waivers set forth on Section 1 hereof, no Default or Event of Default shall exist.

(d)       The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effective date of this Waiver, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(e)       The Borrower shall have paid the reasonable fees and disbursements of counsel to the Administrative Agent and the Lenders in connection with this Waiver.

The Administrative Agent shall notify the Borrower and the Credit Parties of the effective date of this Waiver, and such notice shall be conclusive and binding.

3.         Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)       The representations and warranties set forth in the Loan Documents (other than the representations and warranties made as of a specific date) are true and correct in all material respects as of the date hereof and with the same effect as though made on and as of the date hereof.

(b)       After giving effect to the waivers set forth in Section 1 hereof, no Default or Event of Default and no event or condition which, with the giving of notice or lapse of time or both, would constitute such a Default or Event of Default, now exists or would exist.

(c)       (i) The execution, delivery and performance by the Borrower of this Waiver is within its organizational powers and have been duly authorized by all necessary action (corporate or otherwise) on the part of the Borrower, (ii) this Waiver is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, and (iii) neither this Waiver nor the execution, delivery and performance by the Borrower hereof: (A) contravenes the terms of the Borrower’s organization documents, (B) conflicts with or results in any breach or contravention of, or the creation of any Lien under, any document evidencing any contractual obligation to which the Borrower is a party or any order, injunction, writ or decree to which the Borrower or its property is subject, or (C) violates any requirement of law.

4.         Effect; No Waiver.

(a)      The Borrower hereby (i) reaffirms and admits the validity and enforceability of the Loan Documents and all of its obligations thereunder and (ii) agrees and admits that it has no defenses to or offsets against any such obligation. Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. Other than as expressly set forth in Section 1 hereof, the execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any existing or future Default or Event of Default, whether known or unknown or any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except as specifically set forth herein.

(b)       The Borrower hereby (i) reaffirms all of its agreements and obligations under the Security Documents, (ii) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement are “Obligations” as that term is defined in the Security Documents and (iii) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

5.         Release.           AS MATERIAL CONSIDERATION FOR THE EXECUTION OF THIS WAIVER BY THE ADMINISTRATIVE AGENT AND LENDERS PARTY HERETO AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE BORROWER, BY ITS EXECUTION OF THIS WAIVER, AND THE GUARANTORS, BY THEIR EXECUTION OF THE ACKNOWLEDGMENT AND CONSENT, FOR THEMSELVES AND ON BEHALF OF THEIR RESPECTIVE DIRECTORS, OFFICERS, MEMBERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASORS”), HEREBY WAIVE, RELEASE, REMISE, ACQUIT AND DISCHARGE THE ADMINISTRATIVE AGENT AND THE LENDERS AND EACH AND ANY OF THEIR RESPECTIVE PARENTS, AFFILIATES, DIRECTORS, OFFICERS, LENDER, EMPLOYEES, REPRESENTATIVES, SHAREHOLDERS, ATTORNEYS, ACCOUNTANTS, CONSULTANTS, ADVISORS, SUCCESSORS, AND ASSIGNS (COLLECTIVELY, THE “RELEASEES”) OF AND FROM ANY AND ALL CONTROVERSIES, DAMAGES, COSTS, LOSSES, CAUSES OF ACTION, SUITS, JUDGMENTS, CLAIMS, RECOUPMENTS, COUNTERCLAIMS OR DEMANDS, OF EVERY TYPE, KIND, NATURE, DESCRIPTION OR CHARACTER, WHETHER NOW EXISTING OR THAT COULD, MIGHT, OR MAY BE CLAIMED TO EXIST, OF WHATEVER KIND OR NAME, WHETHER KNOWN OR UNKNOWN, LIQUIDATED OR UNLIQUIDATED, FIXED OR CONTINGENT, FORESEEABLE OR UNFORESEEABLE, EACH AS THOUGH FULLY SET FORTH HEREIN AT LENGTH, IN LAW OR EQUITY, WHICH ANY OF THE RELEASORS PREVIOUSLY HAD FROM THE BEGINNING OF THE WORLD OR NOW HAVE AGAINST ANY OF THE RELEASEES THROUGH THE DATE HEREOF, RELATED TO OR CONNECTED WITH THE LOAN DOCUMENTS, THIS WAIVER, OR THE TRANSACTIONS CONTEMPLATED BY ANY OF THE FOREGOING

6.         Miscellaneous.

(a)       The Borrower shall pay the Administrative Agent upon demand for all reasonable expenses, including reasonable attorneys’ fees and expenses of the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Waiver.

(b)       THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS, BUT INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) AND DECISIONS OF THE STATE OF NEW YORK.

(c)       This Waiver shall be binding upon the Borrower, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Administrative Agent and the Lenders and the respective successors and assigns of the Administrative Agent and the Lenders.

(d)       This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

[Signature pages follow.]

AS EVIDENCE of the agreement by the parties hereto to the terms and conditions herein contained, each such party has caused this Waiver to be executed on its behalf.

LIFETIME BRANDS, INC.
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

LIFETIME BRANDS OCTOBER 2009 WAIVER SIGNATURE PAGE

HSBC BANK USA, NATIONAL ASSOCIATION, as Administrative Agent, Co-Collateral Agent, Issuer and Lender
By:	/s/ Thomas Getty
Thomas A. Getty, Jr
Vice President

LIFETIME BRANDS OCTOBER 2009 WAIVER SIGNATURE PAGE

JPMORGAN CHASE BANK, N.A., as Syndication Agent, Co-Collateral Agent and Lender
By:	/s/ Joesph Lisack
Name:	Joseph Lisack
Title:	Vice President

LIFETIME BRANDS OCTOBER 2009 WAIVER SIGNATURE PAGE

CITIBANK, N.A., as Co-Documentation Agent and Lender
By:	/s/ Anthony J. Timpanaro
Name:	Anthony J. Timpanaro
Title:	Vice President

LIFETIME BRANDS OCTOBER 2009 WAIVER SIGNATURE PAGE

WACHOVIA BANK, NATIONAL ASSOCIATION, as Co-Documentation Agent and Lender
By:	/s/ Steven Markunas
Name:	Steven Markunas
Title:	Assistant Vice President

LIFETIME BRANDS OCTOBER 2009 WAIVER SIGNATURE PAGE

ACKNOWLEDGEMENT AND CONSENT

Each of the undersigned Guarantors hereby (1) consents to the execution and delivery by the Borrower of the foregoing Waiver; (2) confirms and agrees that it is a Guarantor party to the Guarantee Agreement and a Grantor party to the Security Agreement and that the Guarantee Agreement, the Security Agreement and the other Loan Documents to which it is a party are, and shall continue to be, in full force and effect in accordance with their respective terms, (3) agrees that the definition of “Obligations” (and any other term referring to the indebtedness, liabilities and obligations of the Borrower to the Administrative Agent or any of the Lenders) in the Guarantee Agreement and the other Loan Documents shall include the Indebtedness of the Borrower under the foregoing Waiver; (4) agrees that the definition of “Credit Agreement” in the Guarantee Agreement and the other Loan Documents to which it is a party is hereby amended to mean the Credit Agreement as modified by the foregoing Waiver; (5) reaffirms its continuing liability under its Guarantee Agreement (as modified hereby); (6) reaffirms all of its agreements and obligations under the Security Documents; (7) reaffirms that all Obligations of the Borrower under or in connection with the Credit Agreement as modified by the foregoing Waiver are “Obligations” as that term is defined in the Security Documents; and (8) reaffirms that all such Obligations continue to be secured by the Security Documents, which remain in full force and effect and are hereby ratified and confirmed.

OUTLET RETAIL STORES, INC.
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

PFALTZGRAFF FACTORY STORES, INC.
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

SYRATECH ACQUISITION CORPORATION
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

LTB DE MEXICO, S.A. DE C.V.
By:	/s/ Laurence Winoker
Laurence Winoker
Director

TMC ACQUISITION INC.
By:	/s/ Laurence Winoker
Laurence Winoker
Senior Vice President and Chief Financial Officer

LIFETIME BRANDS OCTOBER 2009 ACKNOWLEDGMENT AND CONSENT